SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                  June 9, 2004



                              THE COCA-COLA COMPANY
             (Exact name of Registrant as specified in its charter)



               Delaware             001-02217             58-0628465
           (State or other         (Commission           (IRS Employer
             jurisdiction          File Number)        Identification No.)
          of incorporation)



              One Coca-Cola Plaza
                Atlanta, Georgia                            30313
    (Address of principal executive offices)              (Zip Code)


        Registrant's telephone number, including area code: (404)676-2121



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Item 5.  Other Events and Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of a press release of The Coca-Cola Company, dated June 9, 2004, regarding Steven J. Heyer.

Item 7(c).        Exhibits

Exhibit 99.1 Press Release of The Coca-Cola Company, dated June 9, 2004, regarding Steven J. Heyer.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE COCA-COLA COMPANY
                                           (REGISTRANT)


Date:  June 9, 2004                        By:/s/ Clyde C. Tuggle
                                              ------------------------------
                                              Clyde C. Tuggle
                                              Senior Vice President,
                                              Worldwide Public Affairs and
                                              Communications

                                  Exhibit Index



Exhibit No.
------------

Exhibit 99.1 Press Release of The Coca-Cola Company, dated June 9, 2004, regarding Steven J. Heyer.